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                                                                    EXHIBIT 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT APRIL 5, 2004

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                                                                YEAR
                                                               BUILT /      WATER
         RIG                    RIG DESIGN                     REBUILT      DEPTH           LOCATION                OPERATOR
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
U.S. GULF OF MEXICO (13)

JACKUPS (2)
# Noble Eddie Paul         MLT Class 84-E.R.C. (T)            1976/1995     390'-IC      Eugene Island 136           Apache
# Noble Tom Jobe           MLT Class 82-SD-C (T) (Z)             1982       250'-IC      Grand Isle 75             Forest Oil

SEMISUBMERSIBLES (8)

# Noble Paul Romano        Noble EVA 4000TM (T)               1981/1998      6,000'      Green Canyon 518           Anadarko
Noble Jim Thompson         Noble EVA 4000TM (T)               1984/1999      6,000'      Garden Banks 385            Shell
# Noble Amos Runner        Noble EVA 4000TM (T)               1982/1999      6,600'      Green Canyon 768          Kerr-McGee
# Noble Max Smith          Noble EVA 4000TM (T)               1980/1999      6,000'      Green Canyon 248            Shell
# Noble Homer Ferrington   F&G 9500 Enhanced Pacesetter (T)   1985/2000      6,000'      Green Canyon 243            Nexen
Noble Clyde Boudreaux      F&G 9500 Enhanced Pacesetter       1987/1999     10,000'      MS - Signal shipyard       Shipyard
# Noble Lorris Bouzigard   IPF Pentagone (T)                  1975/2003      4,000' **   Garden Banks 208           Stacked
Noble Therald Martin       IPF Pentagone (T)                  1977/2003      4,000'      MS - Signal shipyard       Shipyard

SUBMERSIBLES (3)

# Noble Joe Alford         Pace 85                            1982/1997      85'-C       High Island 201         ADTI/Spinnaker
# Noble Lester Pettus      Pace 85                            1982/1997      85'-C       Breton Sound 48          Amerada Hess
# Noble Fri Rodli          Transworld                         1979/1998      70'-C       West Cameron 295      ADTI/Magnum Hunter
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

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                          ANTICIPATED
                           CONTRACT      DAYRATE
         RIG               EXPIRATION     ($000)                                           COMMENTS
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
U.S. GULF OF MEXICO (13)

JACKUPS (2)

# Noble Eddie Paul          6/2004            *             Apache contract commenced 3/19/2004. Rig was idle for 9 days to perform a spud can inspection after completion of Hunt Oil contract.

# Noble Tom Jobe            4/2004        33-35             Forest Oil contract commenced on 3/09/2004. Rig was idle from
                                                             3/04/2004 - 3/08/2004.
SEMISUBMERSIBLES (8)

# Noble Paul Romano         5/2004        80-82             Rig is scheduled to enter shipyard for surveys and repairs on
                                                            +/- 5/15/2004 for +/- 45 days. Anadarko has an option to utilize the rig after the shipyard work.
Noble Jim Thompson          7/2004      154-156
# Noble Amos Runner         9/2004        84-86             Commenced Kerr-McGee on 3/27/2004 for +/- 70 days. The first 11 days of the Kerr-McGee work will be at the contract rate of $146-148, and the remaining days will be @ $84-86. This work will complete Kerr-McGee's obligation under its contract for the Noble Amos Runner. After the
                                                            Kerr-McGee work, the rig goes to Marathon at the contract rate of
                                                            $146-148.

# Noble Max Smith           1/2005        78-80             Contract with Kerr-McGee @ $74-76 through 3/31/2004. Commenced work for
                                                            Shell for +/- 70-120 days @ $78-80 on 4/01/2004. Then to Amerada Hess for +/- 150 days,  75 days under its contract for the Noble Max Smith
                                                            @ $154-156, then +/- 75 days at a market rate. The initial 75 days of work with Amerada Hess will complete its obligation under its contract for the Noble Max Smith.

# Noble Homer Ferrington    5/2005        87-88             Rig should complete Nexen contract on +/- 5/15/2004. Bid to ExxonMobil for a two-year program in Nigeria.

Noble Clyde Boudreaux

# Noble Lorris Bouzigard                                    Rig was idle from 1/15/2004 through 1/24/2004. On contract to
                                                            Newfield from 1/25/2004 through 3/06/2004 @ $39-41.

Noble Therald Martin

SUBMERSIBLES (3)

# Noble Joe Alford          4/2004        23-25             Commenced Spinnaker contract on 2/27/2004 for +/- 45 days. Then to
                                                            Mariner for +/- 75 days @ $ 23-25. Rig was idle from
                                                            1/30/2004 - 2/26/2004.

# Noble Lester Pettus       5/2004        24-25             Contract commenced 3/15/2004.

# Noble Fri Rodli           4/2004        24-25             Contract commenced 3/16/2004. Rig was idle from 2/21/2004 - 3/15/2004.
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

(#) Denotes change from previous report.

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
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                                                                  YEAR
                                                                 BUILT /      WATER
         RIG                    RIG DESIGN                       REBUILT      DEPTH           LOCATION        OPERATOR
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
INTERNATIONAL (44)

MEXICO JACKUPS (8)

Noble Lewis Dugger           Levingston Class 111-C (T)         1977/1997     300'-IC     Bay of Campeche       Pemex
Noble Gene Rosser            Levingston Class 111-C (T)         1977/1996     300'-IC     Bay of Campeche       Pemex
Noble Sam Noble              Levingston Class 111-C (T)            1982       300'-IC     Bay of Campeche       Pemex
Noble John Sandifer          Levingston Class 111-C (T)         1975/1995     300'-IC     Bay of Campeche       Pemex
Noble Johnnie Hoffman        BakMar BMC 300 IC (T) (Z)          1976/1993     300'-IC     Bay of Campeche       Pemex
Noble Leonard Jones          MLT Class 53-E.R.C. (T)            1972/1998     390'-IC     Bay of Campeche       Pemex
Noble Earl Frederickson      MLT Class 82-SD-C (T) (Z)          1979/1999     250'-IC     Bay of Campeche       Pemex
Noble Bill Jennings          MLT Class 84-E.R.C. (T)            1975/1997     390'-IC     Bay of Campeche       Pemex

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff           Noble EVA 4000TM (T)               1981/1998    8,900'-DP    Brazil              Petrobras

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius           Gusto Engineering Pelican (T)      1981/1996    5,000'-DP    Brazil              Petrobras
# Noble Muravlenko           Gusto Engineering Ice Class (T)    1982/1997    4,000'-DP    Brazil              Petrobras
# Noble Roger Eason          Neddrill (T)                       1977/1997    6,000'-DP    Brazil               Stacked

NORTH SEA JACKUPS (8)

Noble Al White               CFEM T-2005 C (T)                  1982/1997     360'-IC     Netherlands        Wintershall
Noble Byron Welliver         CFEM T-2005 C (T)                     1982       300'-IC     Denmark               Maersk
# Noble Kolskaya             Gusto Engineering (T)              1985/1997     330'-IC     Netherlands        Wintershall
# Noble George Sauvageau     NAM (T)                               1981       250'-IC     Netherlands            NAM
# Noble Ronald Hoope         MSC/CJ46 (T)                          1982       250'-IC     Netherlands            NAM
# Noble Piet van Ede         MSC/CJ46 (T)                          1982       250'-IC     Netherlands        Gaz de Franz
Noble Lynda Bossler          MSC/CJ46 (T) (Z)                      1982       250'-IC     Netherlands             BP
# Noble Julie Robertson      Baker Marine Europe Class (T)      1981/2000    390'-IC***   United Kingdom     Gaz de Franz

NORTH SEA

SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld    Offshore SCP III Mark 2 (T)        1979/2000      1,500'     United Kingdom      Kerr-McGee

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                             ANTICIPATED
                              CONTRACT    DAYRATE
         RIG                 EXPIRATION   ($000)                             COMMENTS
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
INTERNATIONAL (44)

MEXICO JACKUPS (8)

Noble Lewis Dugger              7/2004    56-58
Noble Gene Rosser               4/2005    48-50
Noble Sam Noble                 9/2005    49-51
Noble John Sandifer             6/2005    49-51
Noble Johnnie Hoffman           7/2005    49-51
Noble Leonard Jones             6/2005    48-50
Noble Earl Frederickson         8/2006    39-40
Noble Bill Jennings             7/2005    50-52

BRAZIL SEMISUBMERSIBLE (1)

# Noble Paul Wolff              5/2005   138-140    Rig experienced 9 days of downtime in 1Q '04.

BRAZIL DRILLSHIPS (3)

Noble Leo Segerius              5/2005   109-111    Rig idle from 1/19/2004 through 2/5/2004 for BOP change out.
# Noble Muravlenko              5/2004    58-60     Rig experienced 41 days of downtime in 1Q '04.  Received 60-day contract extension to 5/2004.

# Noble Roger Eason                                 Rig in drydock for repair and upgrade through +/- 8/15/2004.

NORTH SEA JACKUPS (8)

Noble Al White                  7/2004    49-51     Current well commenced 2/29/2004 through +/- 5/01/2004, then a +/- 70-day well
                                                    @ 51-53.

Noble Byron Welliver            8/2004    54-56
# Noble Kolskaya                8/2004    50-51     Rate effective 3/18/2004 through 5/31/2004. Then a 90-day well @ $50-52, plus options.

# Noble George Sauvageau        5/2004    50-52     Rate of $55-57 through 1/20/2004. New market index rate of $50-52 effective
                                                    1/21/2004 through 5/2004.

# Noble Ronald Hoope            4/2004    44-46     Commenced NAM contract on 3/01/2004 for an accommodation contract @ $44-46 through +/- 4/23/2004.

# Noble Piet van Ede            9/2004    47-48     Rate effective through 04/15/2004, then $50-52 through 9/30/2004.
Noble Lynda Bossler             4/2004    49-51     Contract commenced 1/25/2004 for 1 well (+/- 75 days) @ $49-51, plus 3 option wells.

# Noble Julie Robertson         4/2004    44-46     Rig stacked from 1/18/2004 through 2/13/2004. Commenced Gaz de Franz contract on
                                                    2/14/2004 through +/- 4/23/2004. LOI from Venture-UK for 1 well starting
                                                    6/01/2004 @ $49-51.

NORTH SEA

SEMISUBMERSIBLE (1)

# Noble Ton van Langeveld       6/2004    40-42     Rate effective 3/15/2004 for 2 wells, plus 5 option wells.

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                                                                  YEAR
                                                                 BUILT /      WATER
         RIG                    RIG DESIGN                       REBUILT      DEPTH           LOCATION        OPERATOR
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

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                             ANTICIPATED
                              CONTRACT    DAYRATE
         RIG                 EXPIRATION   ($000)                             COMMENTS
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

(# ) Denotes change from previous report.

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                                                             YEAR
                                                            BUILT /         WATER
           RIG                       RIG DESIGN             REBUILT         DEPTH           LOCATION          OPERATOR
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
WEST AFRICA JACKUPS (6)

Noble Tommy Craighead        F&G L-780 MOD II-IC (T)       1982/1990       300'-IC       Nigeria                Addax

# Noble Percy Johns          F&G L-780 MOD II-IC (T)       1981/1995       300'-IC       Nigeria             ExxonMobil

Noble Roy Butler             F&G L-780 MOD II-IC (T)       1982/1996     300'-IC****     Nigeria            ChevronTexaco

Noble Ed Noble               MLT Class 82-SD-C (T)         1984/1990       250'-IC       Nigeria               Stacked

Noble Lloyd Noble            MLT Class 82-SD-C (T)         1983/1990       250'-IC       Nigeria               Stacked

Noble Don Walker             BakMar BMC 150 IC (T)         1982/1992       150'-IC       Nigeria               Stacked

ARABIAN GULF JACKUPS (11)

# Noble Kenneth Delaney      F&G L-780 MOD II-IC (T)       1983/1998       300'-IC       UAE (Abu Dhabi)         NDC

Noble George McLeod          F&G L-780 MOD II-IC (T)       1981/1995       300'-IC       UAE (Abu Dhabi)         NDC

# Noble Jimmy Puckett        F&G L-780 MOD II-IC (T)       1982/2002       300'-IC       Qatar                 Ras Gas

Noble Crosco Panon           Levingston Class 111-C (T)    1976/2001       300'-IC       Qatar                  Total

Noble Gus Androes            Levingston Class 111-C (T)    1982/1996       300'-IC       Dubai                Shipyard

Noble Chuck Syring           MLT Class 82-C (T)            1976/1996       250'-IC       Qatar                   QP

Noble Charles Copeland       MLT Class 82-SD-C (T)         1979/2001       250'-IC       Qatar                 Maersk

Noble Roy Rhodes             MLT 116-C (T)                    1979       300'-IC****     UAE (Dubai)             DPC

# Noble Dhabi II             Baker Marine-150 (T)             1982         150'-IC       UAE (Abu Dhabi)        ADOC

# Noble Gene House           Modec 300-C (T)                  1981         300'-IC       Qatar                 Maersk

# Noble Dick Favor           BakMar BMC 150 IC (T)         1982/1993       150'-IC       UAE (Dubai)          Shipyard

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg           MLT Class 82-C (T)            1976/1996       250'-IC       Croatia               CROSCO

INDIA JACKUP (2)

Noble Ed Holt                Levingston Class 111-C (T)    1981/1994       300'-IC       India                  ONGC

Noble Charlie Yester         MLT 116-C (T)                    1979         300'-IC       India                  ONGC

FAR EAST

SEMISUBMERSIBLES (3)

Noble Dave Beard             F&G 9500 Enhanced Pacesetter     1986         10,000'       Dalian, China        Shipyard

Bingo 9000 - Rig 3           Trosvik Bingo 9000               1999      10,000' *****    Dalian, China        Shipyard

Bingo 9000 - Rig 4           Trosvik Bingo 9000               1999      10,000' *****    Dalian, China        Shipyard

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                             ANTICIPATED
                              CONTRACT       DAYRATE
           RIG               EXPIRATION       ($000)                                    COMMENTS
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
WEST AFRICA JACKUPS (6)

Noble Tommy Craighead           1/2006        47-49     Contract commenced 1/20/2004.

# Noble Percy Johns             3/2006        50-52     Contract commenced 4/01/2004.

Noble Roy Butler                4/2004        51-52

Noble Ed Noble                                          Bid to ExxonMobil for a 2Q '04 start.

Noble Lloyd Noble

Noble Don Walker

ARABIAN GULF JACKUPS (11)

# Noble Kenneth Delaney         5/2006        53-54     Rig scheduled to be in the shipyard for +/- 45 days in 4Q '04. Contract extended for two years from +/- 5/2004 @ $50-51.

Noble George McLeod             6/2006        53-54     Rig scheduled to be in the shipyard for +/- 45 days in 3Q '04. Contract extended for two years from +/- 6/2004 @ $50-51.

# Noble Jimmy Puckett           4/2005        51-53

Noble Crosco Panon              3/2005        44-46

Noble Gus Androes                                       Rig completed Maersk contract and entered shipyard on 1/30/2004. In shipyard for +/- 60 - 75 days for derrick upgrade, third mud pump and new top drive. Commence Total contract for eight months
                                                        on +/- 4/15/2004 @ $53-55.

Noble Chuck Syring              8/2005        51-52

Noble Charles Copeland          2/2005        51-53

Noble Roy Rhodes                1/2006        51-53

# Noble Dhabi II                7/2004        31-32     Received LOI from ADOC for 2-year extension from 7/15/2004 @ $39-40.

# Noble Gene House              4/2004        47-49     Contract commenced on 2/05/2004 for +/- 45 days @ $47-49. Rig may be extended by 2-3 months. Received LOI from Dolphin Energy for 2-year contract commencing 11/2004 @ $59-60.

# Noble Dick Favor                                      Rig will be in shipyard for upgrade and refurbishment
                                                        through +/- 8/01/2004. Bidding rig in Middle East region.

MEDITERRANEAN JACKUP (1)

Noble Carl Norberg              3/2005        29-30

INDIA JACKUP (2)

Noble Ed Holt                   3/2006        48-49

Noble Charlie Yester           12/2006        50-51

FAR EAST

SEMISUBMERSIBLES (3)

Noble Dave Beard

Bingo 9000 - Rig 3                                      Baredeck hull.

Bingo 9000 - Rig 4                                      Baredeck hull.

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                                                             YEAR
                                                            BUILT /         WATER
           RIG                       RIG DESIGN             REBUILT         DEPTH           LOCATION          OPERATOR
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

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                             ANTICIPATED
                              CONTRACT       DAYRATE
           RIG               EXPIRATION       ($000)                                    COMMENTS
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

(# ) Denotes change from previous report.

(T)  Denotes Top Drive.

(Z)  Denotes Zero Discharge.

(*) Terms of contract confidential per agreement with operator

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****) Baredeck hull constructed as capable to operate in 10,000' of water.